New Standards and Interpretations Not yet Adopted	12 Months Ended
Dec. 31, 2018
Accounting Policies, Accounting Estimates And Errors [Abstract]
New Standards and Interpretations Not Yet Adopted
CHANGES IN ACCOUNTING POLICIES

Standards issued but not yet effective

IFRS 16 "Leases"

In January 2016, the IASB issued IFRS 16, which replaces IAS 17 Leases and IFRIC 4 Determining Whether an Arrangement Contains a Lease. IFRS 16 requires the recognition of a right-of-use (“ROU”) asset and lease liability on the balance sheet for most leases, where the entity is acting as a lessee, opposed to the dual classification model (operating and capital leases) under IAS 17. Lessors are still allowed to apply the dual classification model to their recognized leases.

The standard will come into effect for annual periods beginning on or after January 1, 2019, with earlier adoption if the entity is also adopting IFRS 15. IFRS 16 is required to be adopted retrospectively or on a modified retrospective approach. The modified retrospective approach does not require restatement of prior period financial information as the cumulative effect of IFRS 16 is recognized as an adjustment to opening retained earnings and applies the standard prospectively. TransGlobe will apply IFRS 16 on January 1, 2019, using the modified retrospective approach. On initial adoption, TransGlobe intends to apply the following expedients permitted under the standard:

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Certain short-term leases and leases of low value assets that have been identified at January 1, 2019, will not be recognized on the balance sheet. Payments for the leases will be disclosed in the notes to the Consolidated Financial Statements.

•	At January 1, 2019, TransGlobe will recognize the lease payments due within one year as short-term lease obligations, and those payments outside of one year as long-term lease obligations.

•	At initial measurement, some leases having similar characteristics, will have a mutual discount rate applied to all leases.

It is anticipated that the adoption of IFRS 16 will not have a material impact on the Company’s total assets and liabilities at January 1, 2019. The most significant impact identified is that the Company will now recognize new assets and liabilities in the Consolidated Balance Sheets for certain office and equipment leases including drilling rig contracts. The Company will measure the ROU assets at an amount equal to the lease liability, adjusted by the amount of any prepaid or accrued lease payments relating to that lease recognized in the Consolidated Balance Sheets immediately before the date of initial application. Future net earnings (loss) will be impacted as the lease contracts will result in changes in finance costs, depletion, depreciation and amortization, production and operating and general and administrative expenses. The statement of cash flows will allocate the finance charges and principal repayments of lease payments between operating and financing activities.